UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 28, 2025

Actuate Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-42139	47-3044785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1751 River Run, Suite 400 Fort Worth, Texas	76107
(Address of Principal Executive Offices)	(Zip Code)

(817) 887-8455

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000001 per share	ACTU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On November 28, 2025, Actuate Therapeutics, Inc. (the “Company”) entered into an At the Market Issuance Sales Agreement (the “Agreement”) with B. Riley Securities, Inc. and Craig-Hallum Capital Group LLC (each a “Sales Agent” and collectively the “Sales Agents”) under which the Company may offer and sell, from time to time at its sole discretion, shares of its common stock, $0.000001 par value per share (“Common Stock”), to or through the Sales Agents, as its agents, having an aggregate offering price of up to $100,000,000.

Pursuant to the Agreement, sales of the Common Stock, if any, will be made under the Company’s effective Registration Statement on Form S-3 (File No. 333-289988), previously filed with the Securities and Exchange Commission on September 2, 2025, and the prospectus supplement relating to this offering, filed on November 28, 2025, by any method that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including privately negotiated and block transactions. The Sales Agents will use commercially reasonable efforts to sell the Common Stock from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company will pay the Sales Agents a commission of up to 3.0% of the gross sales proceeds of any Common Stock sold through the Sales Agents under the Agreement, and also has provided the Sales Agents with customary indemnification rights.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the legal opinion and consent of Greenberg Traurig, LLP relating to the shares is attached hereto as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit Number	Exhibit Description	Method of Filing
1.1	At the Market Issuance Sales Agreement dated as of November 28, 2025 between the Company, on the one hand, and B. Riley Securities, Inc. and Craig-Hallum Capital Group LLC, on the other	Filed electronically herewith
5.1	Opinion of Greenberg Traurig, LLP	Filed electronically herewith
23.1	Consent of Greenberg Traurig, LLP (included in Exhibit 5.1)	Filed electronically herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Actuate Therapeutics, Inc.

Dated: November 28, 2025	/s/ Daniel M. Schmitt
Daniel M. Schmitt
Chief Executive Officer

3